EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           OTHER REPORTING PERSON(S)

1.      VERSATA ENTERPRISES, INC.

            ITEM                                 INFORMATION

Name:                               Versata Enterprises, Inc.

Address:                            6011 West Courtyard Dr., Suite 300,
                                    Austin, Texas  78730

Designated Filer:                   Trilogy, Inc.

Date of Event Requiring             March 5, 2008
Statement (Month/Day/Year):

Issuer Name and Ticker or           NetManage, Inc. [NETM]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:
                                    By:    /s/ Sean P. Fallon
                                           ------------------
                                    Name:  Sean P. Fallon
                                    Title: Attorney-in-Fact
                                    Date:  March 12, 2008

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2.           JOSEPH A. LIEMANDT

            ITEM                                 INFORMATION

Name:                               Joseph A. Liemandt

Address:                            6011 West Courtyard Dr., Suite 300,
                                    Austin, Texas  78730

Designated Filer:                   Trilogy, Inc.

Date of Event Requiring             March 5, 2008
Statement (Month/Day/Year):

Issuer Name and Ticker or           NetManage, Inc. [NETM]
Trading Symbol:

Relationship of Reporting           10% Owner
Person(s) to Issuer:

If Amendment, Date Original         Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:
                                    By:    /s/ Sean P. Fallon
                                           -------------------
                                    Name:  Sean P. Fallon
                                    Title: Attorney-in-Fact
                                    Date:  March 12, 2008